COMMITMENTS	12 Months Ended
Feb. 28, 2014
COMMITMENTS [Abstract]
COMMITMENTS

16. COMMITMENTS

Future minimum operating lease payments which relate to office and warehouse space in various countries as at February 28, 2014 per fiscal year are as follows:

2015	$1,689
2016	$1,272
2017	$915
Thereafter	-
$3,876

On January 21, 2014, the Company subleased a portion of its Kanata office space and as such has recorded, during the year ended February 28, 2014, net rent expense of $84 representing the present value of the Company's estimated remaining rent expense for the duration of the lease after taking into account estimated future sublease income and deferred rent on the facility.

Royalty Commitments

Under the research and development agreements of DragonWave Networks Ltd., a former subsidiary of DragonWave, the Company received and accrued participation payments from the Office of the Chief Scientist ["OCS"] of the Ministry of Industry and Trade in Israel. DragonWave was required to pay royalties at the rate of 3%-3.5% of sales of products developed with funds provided by the OCS, up to an amount equal to 100% of the OCS grants, bearing interest at the rate of LIBOR. The obligation to pay these royalties was contingent on actual sales of the products and in the absence of such sales, no payment is required.

During the prior fiscal year the Company adjusted the contingent royalty liability based on a change in estimate and recognized a gain of $1,542 in the consolidated statement of operations. As at February 28, 2013, the Company no longer had any liability with regards to the OCS as a result of the Disposition of DragonWave Limited, see Note 3.